Exhibit 99.1

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
FISCAL 2019 SEGMENT INFORMATION (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2019	Apr. 30, 2019	Jul. 31, 2019	Oct. 31, 2019	Oct. 31, 2019	Jan. 31, 2019	Apr. 30, 2019	Jul. 31, 2019	Oct. 31, 2019	Oct. 31, 2019	Jan. 31, 2019	Apr. 30, 2019	Jul. 31, 2019	Oct. 31, 2019	Oct. 31, 2019
Net revenue: (a)
Compute	$3,601	$3,338	$3,415	$3,376	$13,730	$3,575	$3,318	$3,400	$3,349	$13,642	$26	$20	$15	$27	$88
HPC & MCS	791	740	650	802	2,983	779	721	633	777	2,910	12	19	17	25	73
Storage	1,372	1,340	1,277	1,266	5,255	1,356	1,318	1,255	1,256	5,185	16	22	22	10	70
A & PS	—	—	—	—	—	241	260	242	269	1,012	(241)	(260)	(242)	(269)	(1,012)
Intelligent Edge	705	685	781	742	2,913	705	685	781	742	2,913	—	—	—	—	—
Financial Services	919	896	888	878	3,581	919	896	888	878	3,581	—	—	—	—	—
Corporate Investments and Other	305	324	318	341	1,288	118	125	130	134	507	187	199	188	207	781
Total Segments	7,693	7,323	7,329	7,405	29,750	7,693	7,323	7,329	7,405	29,750	—	—	—	—	—
Elimination of intersegment net revenue	(140)	(173)	(112)	(190)	(615)	(140)	(173)	(112)	(190)	(615)	—	—	—	—	—
Total HPE consolidated net revenue	$7,553	$7,150	$7,217	$7,215	$29,135	$7,553	$7,150	$7,217	$7,215	$29,135	$—	$—	$—	$—	$—
Earnings before taxes: (a)
Compute	$387	$350	$475	$507	$1,719	$340	$307	$439	$464	$1,550	$47	$43	$36	$43	$169
HPC & MCS	108	104	60	93	365	98	92	51	79	320	10	12	9	14	45
Storage	270	270	227	242	1,009	254	244	207	219	924	16	26	20	23	85
A & PS	—	—	—	—	—	(32)	(14)	(9)	1	(54)	32	14	9	(1)	54
Intelligent Edge	38	51	67	60	216	24	36	53	46	159	14	15	14	14	57
Financial Services	79	79	77	75	310	77	77	77	74	305	2	2	—	1	5
Corporate Investments and Other	(88)	(82)	(68)	(76)	(314)	(28)	(29)	(25)	(26)	(108)	(60)	(53)	(43)	(50)	(206)
Total segment earnings from operations	794	772	838	901	3,305	733	713	793	857	3,096	61	59	45	44	209
Unallocated corporate costs and eliminations	(50)	(64)	(65)	(107)	(286)	(50)	(64)	(65)	(107)	(286)	—	—	—	—	—
Stock-based compensation expense(b)	(75)	(74)	(58)	(61)	(268)	(14)	(15)	(13)	(17)	(59)	(61)	(59)	(45)	(44)	(209)
Amortization of intangible assets	(72)	(69)	(58)	(68)	(267)	(72)	(69)	(58)	(68)	(267)	—	—	—	—	—
Transformation costs	(78)	(54)	(170)	(151)	(453)	(78)	(54)	(170)	(151)	(453)	—	—	—	—	—
Disaster recoveries	—	7	—	—	7	—	7	—	—	7	—	—	—	—	—
Acquisition, disposition and other related charges	(63)	(84)	(563)	(54)	(764)	(63)	(84)	(563)	(54)	(764)	—	—	—	—	—
Interest and other, net	(51)	(18)	(70)	(38)	(177)	(51)	(18)	(70)	(38)	(177)	—	—	—	—	—
Tax indemnification adjustments	219	4	(134)	288	377	219	4	(134)	288	377	—	—	—	—	—
Non-service net periodic benefit credit	16	17	12	14	59	16	17	12	14	59	—	—	—	—	—
Earnings from equity interests	15	3	3	(1)	20	15	3	3	(1)	20	—	—	—	—	—
Total HPE consolidated earnings before taxes	$655	$440	$(265)	$723	$1,553	$655	$440	$(265)	$723	$1,553	$—	$—	$—	$—	$—

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
FISCAL 2019 SEGMENT INFORMATION (Revised)
(Unaudited)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended								Twelve months ended
	Jan. 31, 2019	Apr. 30, 2019	Jul. 31, 2019	Oct. 31, 2019	Oct. 31, 2019	Jan. 31, 2019	Apr. 30, 2019	Jul. 31, 2019	Oct. 31, 2019	Oct. 31, 2019	Jan. 31, 2019		Apr. 30, 2019		Jul. 31, 2019		Oct. 31, 2019		Oct. 31, 2019
Segment operating margin:(a)
Compute	10.7%	10.5%	13.9%	15.0%	12.5%	9.5%	9.3%	12.9%	13.9%	11.4%	1.2	pts	1.2	pts	1.0	pts	1.1	pts	1.1	pts
HPC & MCS	13.7%	14.1%	9.2%	11.6%	12.2%	12.6%	12.8%	8.1%	10.2%	11.0%	1.1	pts	1.3	pts	1.1	pts	1.4	pts	1.2	pts
Storage	19.7%	20.1%	17.8%	19.1%	19.2%	18.7%	18.5%	16.5%	17.4%	17.8%	1.0	pts	1.6	pts	1.3	pts	1.7	pts	1.4	pts
A & PS	—%	—%	—%	—%	—%	(13.3)%	(5.4)%	(3.7)%	0.4%	(5.3)%	13.3	pts	5.4	pts	3.7	pts	(0.4	pts)	5.3	pts
Intelligent Edge	5.4%	7.4%	8.6%	8.1%	7.4%	3.4%	5.3%	6.8%	6.2%	5.5%	2.0	pts	2.1	pts	1.8	pts	1.9	pts	1.9	pts
Financial Services	8.6%	8.8%	8.7%	8.5%	8.7%	8.4%	8.6%	8.7%	8.4%	8.5%	0.2	pts	0.2	pts	—	pts	0.1	pts	0.2	pts
Corporate Investments and Other	(28.9)%	(25.3)%	(21.4)%	(22.3)%	(24.4)%	(23.7)%	(23.2)%	(19.2)%	(19.4)%	(21.3)%	(5.2	pts)	(2.1	pts)	(2.2	pts)	(2.9	pts)	(3.1	pts)
Total segment operating margin	10.3%	10.5%	11.4%	12.2%	11.1%	9.5%	9.7%	10.8%	11.6%	10.4%	0.8	pts	0.8	pts	0.6	pts	0.6	pts	0.7	pts

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
FISCAL 2020 SEGMENT INFORMATION (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2020	Apr. 30, 2020	Jul. 31, 2020	Oct. 31, 2020	Oct. 31, 2020	Jan. 31, 2020	Apr. 30, 2020	Jul. 31, 2020	Oct. 31, 2020	Oct. 31, 2020	Jan. 31, 2020	Apr. 30, 2020	Jul. 31, 2020	Oct. 31, 2020	Oct. 31, 2020
Net revenue: (a)
Compute	$3,030	$2,655	$3,409	$3,191	$12,285	$3,011	$2,640	$3,389	$3,175	$12,215	$19	$15	$20	$16	$70
HPC & MCS	839	607	667	992	3,105	823	589	649	975	3,036	16	18	18	17	69
Storage	1,252	1,086	1,132	1,215	4,685	1,250	1,086	1,128	1,217	4,681	2	—	4	(2)	4
A & PS	—	—	—	—	—	243	237	226	245	951	(243)	(237)	(226)	(245)	(951)
Intelligent Edge	720	665	684	786	2,855	720	665	684	786	2,855	—	—	—	—	—
Financial Services	859	833	811	849	3,352	859	833	811	849	3,352	—	—	—	—	—
Corporate Investments and Other	327	328	303	340	1,298	121	124	119	126	490	206	204	184	214	808
Total segments	7,027	6,174	7,006	7,373	27,580	7,027	6,174	7,006	7,373	27,580	—	—	—	—	—
Elimination of intersegment net revenue	(78)	(165)	(190)	(165)	(598)	(78)	(165)	(190)	(165)	(598)	—	—	—	—	—
Total HPE consolidated net revenue	$6,949	$6,009	$6,816	$7,208	$26,982	$6,949	$6,009	$6,816	$7,208	$26,982	$—	$—	$—	$—	$—
Earnings before taxes: (a)
Compute	$324	$155	$318	$210	$1,007	$286	$125	$288	$194	$893	$38	$30	$30	$16	$114
HPC & MCS	63	46	47	129	285	49	33	36	119	237	14	13	11	10	48
Storage	251	171	170	221	813	226	145	145	203	719	25	26	25	18	94
A & PS	—	—	—	—	—	(2)	2	(4)	(1)	(5)	2	(2)	4	1	5
Intelligent Edge	87	82	71	97	337	70	73	59	79	281	17	9	12	18	56
Financial Services	75	77	66	66	284	73	75	65	65	278	2	2	1	1	6
Corporate Investments and Other	(53)	(51)	(68)	(34)	(206)	(27)	(28)	(27)	(18)	(100)	(26)	(23)	(41)	(16)	(106)
Total segment earnings from operations	747	480	604	689	2,520	675	425	562	641	2,303	72	55	42	48	217
Unallocated corporate costs and eliminations	(52)	(48)	(65)	(73)	(238)	(52)	(48)	(65)	(73)	(238)	—	—	—	—	—
Stock-based compensation expense(b)	(93)	(67)	(55)	(59)	(274)	(21)	(12)	(13)	(11)	(57)	(72)	(55)	(42)	(48)	(217)
Amortization of initial direct cost	(3)	(3)	(3)	(1)	(10)	(3)	(3)	(3)	(1)	(10)	—	—	—	—	—
Amortization of intangible assets	(120)	(84)	(95)	(80)	(379)	(120)	(84)	(95)	(80)	(379)	—	—	—	—	—
Transformation costs	(89)	(200)	(357)	(304)	(950)	(89)	(200)	(357)	(304)	(950)	—	—	—	—	—
Disaster charges	—	(22)	(2)	(2)	(26)	—	(22)	(2)	(2)	(26)	—	—	—	—	—
Acquisition, disposition and other related charges	(42)	(25)	(15)	(25)	(107)	(42)	(25)	(15)	(25)	(107)	—	—	—	—	—
Impairment of goodwill	—	(865)	—	—	(865)	—	(865)	—	—	(865)	—	—	—	—	—
Interest and other, net	(19)	(68)	(71)	(57)	(215)	(19)	(68)	(71)	(57)	(215)	—	—	—	—	—
Tax indemnification adjustments	(21)	(35)	(30)	(15)	(101)	(21)	(35)	(30)	(15)	(101)	—	—	—	—	—
Non-service net periodic benefit credit	37	36	28	35	136	37	36	28	35	136	—	—	—	—	—
Earnings (loss) from equity interests	33	(10)	27	17	67	33	(10)	27	17	67	—	—	—	—	—
Total HPE consolidated earnings (loss) before taxes	$378	$(911)	$(34)	$125	$(442)	$378	$(911)	$(34)	$125	$(442)	$—	$—	$—	$—	$—

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
FISCAL 2020 SEGMENT INFORMATION (Revised)
(Unaudited)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended								Twelve months ended
	Jan. 31, 2020	Apr. 30, 2020	Jul. 31, 2020	Oct. 31, 2020	Oct. 31, 2020	Jan. 31, 2020	Apr. 30, 2020	Jul. 31, 2020	Oct. 31, 2020	Oct. 31, 2020	Jan. 31, 2020		Apr. 30, 2020		Jul. 31, 2020		Oct. 31, 2020		Oct. 31, 2020
Segment operating margin:(a)
Compute	10.7%	5.8%	9.3%	6.6%	8.2%	9.5%	4.7%	8.5%	6.1%	7.3%	1.2	pts	1.1	pts	0.8	pts	0.5	pts	0.9	pts
HPC & MCS	7.5%	7.6%	7.0%	13.0%	9.2%	6.0%	5.6%	5.5%	12.2%	7.8%	1.5	pts	2.0	pts	1.5	pts	0.8	pts	1.4	pts
Storage	20.0%	15.7%	15.0%	18.2%	17.4%	18.1%	13.4%	12.9%	16.7%	15.4%	1.9	pts	2.3	pts	2.1	pts	1.5	pts	2.0	pts
A & PS	—%	—%	—%	—%	—%	(0.8)%	0.8%	(1.8)%	(0.4)%	(0.5)%	0.8	pts	(0.8	pts)	1.8	pts	0.4	pts	0.5	pts
Intelligent Edge	12.1%	12.3%	10.4%	12.3%	11.8%	9.7%	11.0%	8.6%	10.1%	9.8%	2.4	pts	1.3	pts	1.8	pts	2.2	pts	2.0	pts
Financial Services	8.7%	9.2%	8.1%	7.8%	8.5%	8.5%	9.0%	8.0%	7.7%	8.3%	0.2	pts	0.2	pts	0.1	pts	0.1	pts	0.2	pts
Corporate Investments and Other	(16.2)%	(15.5)%	(22.4)%	(10.0)%	(15.9)%	(22.3)%	(22.6)%	(22.7)%	(14.3)%	(20.4)%	6.1	pts	7.1	pts	0.3	pts	4.3	pts	4.5	pts
Total segment operating margin	10.6%	7.8%	8.6%	9.3%	9.1%	9.6%	6.9%	8.0%	8.7%	8.4%	1.0	pts	0.9	pts	0.6	pts	0.6	pts	0.7	pts

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
REVISED RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(Unaudited)
(In millions, except percentages and per share amounts)

	Three months ended January 31, 2019	Diluted net earnings per share	Three months ended April 30, 2019	Diluted net earnings per share	Three months ended July 31, 2019	Diluted net earnings per share	Three months ended October 31, 2019	Diluted net earnings per share
GAAP net earnings (loss)	$177	$0.13	$419	$0.30	$(27)	$(0.02)	$480	$0.36

Non-GAAP adjustments:
Amortization of intangible assets	72	0.05	69	0.05	58	0.04	68	0.05
Transformation costs	78	0.06	54	0.04	170	0.13	151	0.11
Disaster recovery	—	—	(7)	(0.01)	—	—	—	—
Stock-based compensation expense(b)	75	0.05	74	0.05	58	0.04	61	0.05
Acquisition, disposition and other related charges	63	0.04	84	0.06	563	0.42	54	0.04
Tax indemnification adjustments	(219)	(0.16)	(4)	—	134	0.10	(288)	(0.22)
Non-service net periodic benefit credit	(16)	(0.01)	(17)	(0.01)	(12)	(0.01)	(14)	(0.01)
Earnings from equity interests	38	0.03	38	0.03	38	0.03	38	0.03
Adjustments for taxes	388	0.27	(66)	(0.04)	(328)	(0.24)	148	0.12
Non-GAAP net earnings	$656	$0.46	$644	$0.47	$654	$0.49	$698	$0.53

GAAP earnings (loss) from operations	$456		$434		$(76)		$460

Non-GAAP adjustments:
Amortization of intangible assets	72		69		58		68
Transformation costs	78		54		170		151
Disaster recovery	—		(7)		—		—
Stock-based compensation expense(b)	75		74		58		61
Acquisition, disposition and other related charges	63		84		563		54
Non-GAAP earnings from operations	$744		$708		$773		$794

GAAP operating profit margin	6.0%		6.1%		(1.1)%		6.4%
Non-GAAP adjustments	3.9%		3.8%		11.8%		4.6%
Non-GAAP operating profit margin	9.9%		9.9%		10.7%		11.0%

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
REVISED RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(Unaudited)
(In millions, except percentages and per share amounts)

	Three months ended
	January 31, 2019	April, 30, 2019	July 31, 2019	October 31, 2019
GAAP net revenue	$7,553	$7,150	$7,217	$7,215
GAAP cost of sales	5,207	4,845	4,768	4,822
GAAP gross profit	$2,346	$2,305	$2,449	$2,393

Non-GAAP adjustments
Stock-based compensation expense(b)	$12	$11	$7	$7
Acquisition, disposition and other related charges	—	—	—	7
Non-GAAP gross profit	$2,358	$2,316	$2,456	$2,407

GAAP gross profit margin	31.1%	32.2%	33.9%	33.2%
Non-GAAP adjustments	0.1%	0.2%	0.1%	0.2%
Non-GAAP gross profit margin	31.2%	32.4%	34.0%	33.4%

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
REVISED RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(Unaudited)
(In millions, except percentages and per share amounts)

	Three months ended January 31, 2020	Diluted net earnings per share	Three months ended April 30, 2020	Diluted net earnings per share	Three months ended July 31, 2020	Diluted net earnings per share	Three months ended October 31, 2020	Diluted net earnings per share
GAAP net earnings (loss)	$333	$0.25	$(821)	$(0.64)	$9	$0.01	$157	$0.12

Non-GAAP adjustments:
Amortization of initial direct costs	3	—	3	—	3	—	1	—
Amortization of intangible assets	120	0.09	84	0.07	95	0.07	80	0.06
Impairment of goodwill	—	—	865	0.67	—	—	—	—
Transformation costs	89	0.07	200	0.15	357	0.27	304	0.23
Disaster charges	—	—	22	0.02	2	—	2	—
Stock-based compensation expense(b)	93	0.07	67	0.05	55	0.04	59	0.05
Acquisition, disposition and other related charges	42	0.03	25	0.02	15	0.01	25	0.02
Tax indemnification adjustments	21	0.02	35	0.03	30	0.03	15	0.02
Non-service net periodic benefit credit	(37)	(0.03)	(36)	(0.03)	(28)	(0.02)	(35)	(0.03)
Earnings from equity interests	37	0.03	37	0.03	36	0.03	35	0.03
Adjustments for taxes	(44)	(0.03)	(137)	(0.10)	(107)	(0.08)	(106)	(0.09)
Non-GAAP net earnings	$657	$0.50	$344	$0.27	$467	$0.36	$537	$0.41

GAAP earnings (loss) from operations	$348		$(834)		$12		$145

Non-GAAP adjustments:
Amortization of initial direct costs	3		3		3		1
Amortization of intangible assets	120		84		95		80
Impairment of goodwill	—		865		—		—
Transformation costs	89		200		357		304
Disaster charges	—		22		2		2
Stock-based compensation expense(b)	93		67		55		59
Acquisition, disposition and other related charges	42		25		15		25
Non-GAAP earnings from operations	$695		$432		$539		$616

GAAP operating profit margin	5.0%		(13.9)%		0.2%		2.0%
Non-GAAP adjustments	5.0%		21.1%		7.7%		6.5%
Non-GAAP operating profit margin	10.0%		7.2%		7.9%		8.5%

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
REVISED RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(Unaudited)
(In millions, except percentages and per share amounts)

	Three months ended
	January 31, 2020	April, 30, 2020	July 31, 2020	October 31, 2020
GAAP net revenue	$6,949	$6,009	$6,816	$7,208
GAAP cost of sales	4,667	4,095	4,749	5,002
GAAP gross profit	$2,282	$1,914	$2,067	$2,206

Non-GAAP adjustments
Amortization of initial direct costs	$3	$3	$3	$1
Stock-based compensation expense(b)	13	9	8	7
Acquisition, disposition and other related charges	20	7	—	—
Non-GAAP gross profit	$2,318	$1,933	$2,078	$2,214

GAAP gross profit margin	32.8%	31.9%	30.3%	30.6%
Non-GAAP adjustments	0.6%	0.3%	0.2%	0.1%
Non-GAAP gross profit margin	33.4%	32.2%	30.5%	30.7%

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
REVISED RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(Unaudited)
(In millions, except percentages and per share amounts)

	Twelve months ended October 31, 2020	Diluted net earnings per share	Twelve months ended October 31, 2019	Diluted net earnings per share
GAAP net earnings (loss)	$(322)	$(0.25)	$1,049	$0.77

Non-GAAP adjustments:
Amortization of initial direct costs	10	0.01	—	—
Amortization of intangible assets	379	0.29	267	0.20
Impairment of goodwill	865	0.67	—	—
Transformation costs	950	0.74	453	0.33
Disaster charges (recovery)	26	0.02	(7)	(0.01)
Stock-based compensation expense(b)	274	0.21	268	0.20
Acquisition, disposition and other related charges	107	0.08	764	0.56
Tax indemnification adjustments	101	0.08	(377)	(0.28)
Non-service net periodic benefit credit	(136)	(0.11)	(59)	(0.04)
Earnings from equity interests	145	0.11	152	0.11
Adjustments for taxes	(394)	(0.31)	142	0.10
Non-GAAP net earnings	$2,005	$1.54	$2,652	$1.94

GAAP earnings (loss) from operations	$(329)		$1,274

Non-GAAP adjustments:
Amortization of initial direct costs	10		—
Amortization of intangible assets	379		267
Impairment of goodwill	865		—
Transformation costs	950		453
Disaster charges (recovery)	26		(7)
Stock-based compensation expense(b)	274		268
Acquisition, disposition and other related charges	107		764
Non-GAAP earnings from operations	$2,282		$3,019

GAAP operating profit margin	(1.2)%		4.4%
Non-GAAP adjustments	9.7%		6.0%
Non-GAAP operating profit margin	8.5%		10.4%

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
REVISED RECONCILIATION OF GAAP TO NON-GAAP MEASURES

(Unaudited)
(In millions, except percentages and per share amounts)

	Twelve months ended October 31,
	2020	2019
GAAP net revenue	$26,982	$29,135
GAAP cost of sales	18,513	19,642
GAAP gross profit	$8,469	$9,493

Non-GAAP adjustments
Amortization of initial direct costs	$10	$—
Stock-based compensation expense(b)	37	37
Acquisition, disposition and other related charges	27	7
Non-GAAP gross profit	$8,543	$9,537

GAAP gross profit margin	31.4%	32.6%
Non-GAAP adjustments	0.3%	0.1%
Non-GAAP gross profit margin	31.7%	32.7%

(a) Effective at the beginning of the first quarter of fiscal 2021, Hewlett Packard Enterprise Company ("the Company") implemented certain organizational changes to align its segment financial reporting more closely with its current business structure. These organizational changes are: (i) the transfer of the lifecycle event services business, previously reported within the Advisory and Professional Services ("A & PS") reportable segment to Compute, Storage and HPC & MCS reportable segments; (ii) the transfer of certain software and related services business, previously reported within the Compute, Storage and A & PS reportable segments to the Corporate Investments and Other reportable segment, to form a new Software operating segment; and (iii) the transfer of remaining A & PS operating segment, previously reported as a separate reportable segment, to the Corporate Investments and Other reportable segment. As a result of these changes, the Corporate Investments and Other Segment now includes the A & PS operating segment, the Communications and Media Solutions operating segment, the Software operating segment, and the Hewlett Packard Enterprise Labs which is responsible for research and development.
The Company reflected these changes to its segment information retrospectively to the fiscal 2019 and 2020 financial results, which primarily resulted in the transfer of net revenue and operating profit for each of the businesses as described above. These changes had no impact on Hewlett Packard Enterprise's previously reported consolidated results.
(b) Effective at the beginning of the first quarter of fiscal 2021, the Company excluded stock-based compensation expense from its segment earnings from operations results and excluded stock-based compensation expense from non-GAAP results. The Company has reflected this change retrospectively to the fiscal 2019 and 2020 financial results. This change had no impact on Hewlett Packard Enterprise's previously reported consolidated GAAP results. However, the Company reflected the change resulting from the reclassification of its stock-based compensation expense by restating its consolidated non-GAAP gross profit, non-GAAP gross profit margin, non-GAAP earnings from operations, non-GAAP operating profit margin, non-GAAP net earnings and non-GAAP net earnings per share. Each restated non-GAAP measure has been reconciled to the most directly comparable GAAP measure herein.